                                                        Semiannual Report

                                                        as of March 31, 2000


                    EVERGREEN EQUITY AND FIXED INCOME FUNDS


                           [LOGO OF EVERGREEN FUNDS]


                                    [SEAL]

                               Table of Contents


Letter to Shareholders ....................................................    1

Evergreen Capital Balanced Fund
  Fund at a Glance ........................................................    2
  Portfolio Manager Interview .............................................    3

Evergreen High Income Fund
  Fund at a Glance ........................................................    5
  Portfolio Manager Interview .............................................    6

Financial Highlights
  Evergreen Capital Balanced Fund .........................................    8
  Evergreen High Income Fund ..............................................   10

Schedule of Investments
  Evergreen Capital Balanced Fund .........................................   12
  Evergreen High Income Fund ..............................................   15

Statements of Assets and Liabilities ......................................   19

Statements of Operations ..................................................   20

Statements of Changes in Net Assets .......................................   21

Combined Notes to Financial Statements ....................................   23






--------------------------------------------------------------------------------
                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.


This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

              ------------------------------------------------------------------
Mutual Funds:     NOT FDIC INSURED      May lose value . Not bank guaranteed
              ------------------------------------------------------------------

                           Evergreen Distributor,Inc.
      Evergreen(SM) is a service mark of Evergreen Investment Services,Inc.

                             Letter to Shareholders
                             ----------------------
                                    May 2000



     [PHOTO]

 William M. Ennis
President and CEO

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Equity and Fixed Income Funds semiannual report, which covers the six-month period ended March 31, 2000.

U.S. Markets Experience Volatility

During the past six months, U.S. equity markets experienced significant ups and downs. Technology, communications and biotechnology stocks reigned supreme during the first half of the period only to undergo a volatile environment during the latter half of the period. While these sectors experienced sharp corrections late in the period, they remain favored sectors.

The Federal Reserve Board increased interest rates three times during the six-month period resulting in the highest Fed funds rate since May 1995. Normally, the tightening of the money supply would curtail consumer spending, however, investors in stocks and equity funds seemed to be ignoring the Fed's actions to insulate the economy from the threat of inflation.

Despite the recent volatility, the threat of inflation and the Federal Reserve's response to it, investors remain positive about the U.S. economy and the long-term potential of the U.S. markets. At Evergreen, we believe the economy is still fundamentally strong and that the Federal Reserve will continue to act aggressively to contain inflation. We remain cautiously optimistic about continued growth in the markets.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should assist you in choosing the most appropriate for your portfolio.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

Thank you for your continued investment in Evergreen Funds.

Sincerely,


/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

                                   EVERGREEN
                             Capital Balanced Fund
                     Fund at a Glance as of March 31, 2000


"We believe the financial markets are abundant with both pockets of opportunity and historic levels of risk."


                              Portfolio Management
                              --------------------



                    [PHOTO]                           [PHOTO]

                John Davenport                    P.Michael Jones
               Tenure: June 1994                  Tenure: June 1994

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 3/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B, and Y prior to their inception is based on the performance of Class C, the original class offered. These historical returns for Classes A and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and Y would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2000 and subject to change.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS2
--------------------------------------------------------------------------------
Portfolio Inception Date: 6/21/1994     Class A   Class B    Class C   Class Y
Class Inception Date                   9/16/1998 10/18/1999 6/21/1994 9/16/1998
Average Annual Returns*
6 month with sales charge               -1.92%     -2.33%     0.57%      n/a
6 month w/o sales charge                 3.00%      2.56%     2.56%     2.99%
1 year with sales charge                -1.26%     -2.10%     0.80%      n/a
1 year w/o sales charge                  3.69%      2.78%     2.78%     4.23%
5 years                                 16.70%     16.44%    16.44%    16.75%
Since Portfolio Inception               15.88%     15.66%    15.65%    15.92%
Maximum Sales Charge                     4.75%      5.00%     2.00%      n/a
                                      Front End     CDSC      CDSC
6-month income dividends
per share                               $0.19      $0.11     $0.11     $0.22
6-month capital gain distributions
per share                               $0.37      $0.37     $0.37     $0.37

* Adjusted for maximum applicable sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                      Class C       CPI        S&P 500       LBABI
                      -------       ---        -------       -----
        6/21/94        10,000      10,000       10,000      10,000
        3/31/95        10,822      10,230       11,508      10,608
        3/31/96        13,206      10,520       15,203      11,753
        3/31/97        15,256      10,811       18,217      12,330
        3/31/98        20,555      10,959       26,960      13,808
        3/31/99        22,533      11,149       31,941      14,702
        3/31/00        23,163      11,495       37,670      14,978


Comparison of a $10,000 investment in Evergreen Capital Balanced Fund, Class C shares2, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Standard and Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The LBABI and S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                             Capital Balanced Fund
                          Portfolio Manager Interview


How did the Fund perform?

The Fund's Class C shares returned 2.56% for the six-month period ended March 31, 2000. Performance is before deduction of any applicable sales charge. For the same period, the Fund's benchmarks, the S&P 500 and the Lehman Brothers Aggregate Bond Index returned 17.51% and 2.08%, respectively.

We attribute the Fund's underperformance to its lack of exposure to the technology stocks that led the stock indices higher over the past six months. We believed many of those stocks were significantly overvalued, and in accordance with the Fund's philosophy, chose to invest in what we believe to be more attractively valued stocks that demonstrated sound business fundamentals.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                    $470,524,892
Number of Holdings                                                           129
P/E Ratio                                                                  21.9x
Beta                                                                        0.57

What factors most influenced the Fund's investment environment during the period?

Narrow leadership in the stock market and rising interest rates in the bond market had the greatest effects on the environment. Large-cap technology stocks led equity indices higher, as investor demand drove prices to unprecedented--and in our opinion, significantly over-valued--levels. During the period, an average technology stock on the NASDAQ 100 sold at 95 times earnings--a stark contrast to the S&P 500 Index's price/earnings ratio of 26. The NASDAQ is a broad-based index representative of U.S. equities. Technology stocks were among the hardest hit, however, when the NASDAQ and small-cap stocks began to slide in March.

In the bond market, the Federal Reserve pushed short-term interest rates higher on concerns about excessive economic growth and signs of potential inflation. In particular, investors monitored rising energy prices and continued tight labor markets. Long-term interest rates initially rose but ended the period lower, as a shrinking supply and growing demand for the safety of U.S. Treasuries in light of the volatility in equities, pushed prices higher.

                            Top 5 Industries--Equity
                            ------------------------
                   (as a percentage of 3/31/2000 net assets)

Commercial Services & Supplies                                              6.3%
Banks                                                                       4.9%
Finance & Insurance                                                         4.8%
Industrial Conglomerates                                                    4.8%
Food & Drug Retailing                                                       4.1%
Diversified Financials                                                      4.1%


                             Top 5 Industries--Bond
                             ----------------------
                   (as a percentage of 3/31/2000 net assets)

Mortgaged-Backed Securities                                                21.9%
U.S. Treasury Obligations                                                   7.8%
Asset-Backed Securities                                                     5.5%
Yankee Obligations                                                          1.8%
Finance & Insurance                                                         1.7%


What strategies did you use to manage the Fund?

In addition to maintaining a high degree of portfolio diversification, we invested in companies that exhibited certain qualities. We selected companies that were larger, well-established and high quality, and exhibited revenue and earnings growth at a solid, above average rate, typically 15% annually or higher. We also selected those whose stock prices were relatively attractively priced.

                                   EVERGREEN
                             Capital Balanced Fund
                          Portfolio Manager Interview


The actual fundamental performance of the Fund's holdings was solid. Most of the companies generated average earnings growth of 16-17%, which was consistent with last year's growth and in-line with our expectations for 2000. We think that kind of performance eventually will be rewarded with higher stock prices; especially since they are typically priced at 20.5 times earnings, which in our opinion, represents attractive value.

We adjusted the asset-allocation targets, enabling the Fund to take better advantage of some of the attractive values we believe exist in equities. We have raised the Fund's equity target to 56% from 52%, lowered the fixed-income target to 43% from 46% and have maintained a minimal cash position of 1%. As of the end of the period, one of the Fund's larger positions was Tyco International, Ltd., a multi-industry company whose businesses include telecommunications and healthcare. We estimate Tyco's earnings could grow by 40% in 2000 and its stock is selling at 22 times earnings. Another holding was Tenet Healthcare Corp., a leading hospital management company with, in our opinion, excellent management. Selling at 14 times earnings, Tenet's earnings are on track to grow at 15% this year. Finally, we expect SYSCO, Corp., a leader in the solidly performing food industry, to contribute generously to the portfolio's returns. SYSCO's earnings are anticipated to grow by 20% this year, and at the end of the fiscal period, the stock was selling at 27 times estimated earnings.

Our fixed income strategy focused on bonds with longer maturities in light of our expectations that the Federal Reserve Board could continue to raise short-term interest rates, as well as the positive supply and demand factors that are influencing the longer end of the yield curve. We emphasized mortgage-backed securities, underweighted corporate bonds and kept a neutral position in U.S. Treasuries.


                                     Top 10
                                Equity Holdings
                                ---------------
                   (as a percentage of 3/31/2000 net assets)

S&P 500 Depository Receipt (Spiders)                                        4.8%
Tyco International, Ltd.                                                    3.0%
Intel Corp.                                                                 2.8%
Tenet Healthcare Corp.                                                      2.5%
SYSCO Corp.                                                                 2.5%
Interpublic Group of Companies, Inc.                                        2.4%
Automatic Data Processing, Inc.                                             2.4%
Federal National Mortgage Assoc                                             2.3%
First Data Corp.                                                            2.3%
Wells Fargo Co.                                                             2.2%

                                     Top 5
                                 Bond Holdings
                                 -------------
                   (as a percentage of 3/31/2000 net assets)

                                        Coupon              Maturity
                                        ------              --------
GNMA                                     7.00%             04/15/2024       3.4%
U.S. Treasury Notes                      4.80%             11/15/2008       2.7%
FHLMC                                    6.00%             03/01/2009       2.0%
FNMA                                     8.50%             04/01/2025       1.9%
FNMA                                     8.50%             TBA              1.8%


What is your outlook?

We believe the financial markets are abundant with bothpockets of opportunity and historic levels of risk. In our opinion, investors have pushed some stocks to dangerously overvalued levels; and in so doing, have tended to leave many strong companies with healthy, growing businesses overlooked. The sharp retreat that has recently affected many of the overvalued, high-flying stocks has refocused attention on the long-term wisdom of disregarding valuations. We would not be surprised to see a more value-oriented style of investing come back into vogue. In our opinion, that is where opportunity exists over the long-run in high-quality, sensibly priced companies with sound business fundamentals.

                                   EVERGREEN
                                High Income Fund
                     Fund at a Glance as of March 31, 2000

"Once economic growth slows to a sustainable pace and the Federal Reserve Board is done raising interest rates,we think the market could be poised for a rebound."


                              Portfolio Management
                              --------------------


                    [PHOTO]                            [PHOTO]

                Timothy Anderson                   P. Michael Jones
                Tenure: June 1999                  Tenure: June 1999


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 3/31/2000.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1 Source: 2000 Morningstar, Inc.

2 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income distributions.

Historical performance shown for Classes B and Y prior to their inception is based on the performance of Class A, one of the original classes offered along with Class C. These historical returns for Classes B and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower while returns for Class Y would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

Funds that invest in high yield, lower rated bonds may contain more risk due to increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

All data is as of March 31, 2000 and subject to change.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS2
--------------------------------------------------------------------------------
Portfolio Inception Date 6/23/1998   Class A    Class B    Class C   Class Y
Class Inception Date                6/23/1998  10/18/1999 6/23/1998 10/18/1999
Average Annual Returns*
6 month with sales charge           -3.60%      -4.18%      -1.15%     n/a
6 month w/o sales charge             0.34%       0.81%      -0.02%    1.30%
1 year with sales charge            -6.93%      -7.30%      -4.55%     n/a
1 year w/o sales charge             -2.32%      -2.68%      -2.78%    -2.21%
Since Portfolio Inception           -4.13%      -3.81%      -2.50%    -1.39%
Maximum Sales Charge                 4.75%       5.00%       2.00%     n/a
                                   Front End     CDSC        CDSC
6-month income dividends
per share                           $0.50       $0.46       $0.46     $0.51

* Adjusted for maximum applicable sales charge.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                            CPI            MLHYM2          Class A

        6/30/98           10,000           10,000           9,533
        9/30/98           10,037            9,642           8,882
       12/31/98           10,055            9,919           9,217
        3/31/99           10,123           10,026           9,501
        6/30/99           10,196           10,094           9,391
        9/30/99           10,301            9,967           9,172
       12/31/99           10,325           10,075           9,473
        3/31/00           10,437            9,920           9,280


Comparison of a $10,000 investment in Evergreen High Income Fund, Class A shares2, versus a similar investment in the Merrill Lynch High Yield Master II Bond Index (MLHYM2) and the Consumer Price Index (CPI).

The MLHYM2 is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                                High Income Fund
                          Portfolio Manager Interview

How did the Fund perform?

Evergreen High Income Fund's Class A shares returned 1.18% for the six-month period ended March 31, 2000. Performance is before deduction of any applicable sales charge. The Fund surpassed its benchmark, the Merrill Lynch High Yield Master II Bond Index, which returned -0.30% for the same period. We attribute the outperformance to careful sector and security selection.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                    $206,484,935
Average Credit Quality                                                         B
Effective Maturity                                                     6.7 years
Average Duration                                                       4.2 years


What affected the Fund's investment environment during the period?

The biggest influence was the one-way flow of money out of taxable fixed income funds. Redemptions hit high yield bond funds the hardest, and fund managers had to sell assets to meet these outflows. The meteoric rise in the NASDAQ--a staggering 88% from its six-month low on October 19, 1999 to its all-time high on March 10, 2000--hurt the high yield bond market in two ways. First, it attracted money out of high yield bond funds. Then, when the NASDAQ hit an air pocket in mid-March, the repercussions flowed over to the high yield bond market, pushing prices considerably lower. The NASDAQ is a broad-based index representative of U.S. equities.

With such a difficult environment, what strategies did you use to manage the Fund?

We concentrated on sector and security selection. We continued to focus on solid "B"-rated securities, highly liquid issues and the telecommunications industry. These sectors performed very well during the fourth quarter of 1999, giving a solid boost to performance. However, both these sectors underperformed during the first quarter of 2000, as high yield bond portfolio managers sold the more liquid issues to meet shareholder redemptions. We continued to keep the Fund well-diversified and did not own any common stock, during the period. As of March 31, 2000, the Fund's average quality stood at "B".


                                Top 5 Industries
                                ----------------
                   (as a percentage of 3/31/2000 net assets)

Communication Systems & Services                                           23.9%
Telecommunication Services & Equipment                                     17.6%
Oil/Energy                                                                  6.7%
Gaming                                                                      6.4%
Healthcare Products & Services                                              4.1%


--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                (as a percentage of 3/31/2000 portfolio assets)

                                  [PIE CHART]

                                  AAA -- 7.6%
                                  BB -- 5.1%
                                  B -- 85.0%
                                  Not Rated-- 2.3%

                                   EVERGREEN
                                High Income Fund
                          Portfolio Manager Interview

What is your outlook for high yield bonds over the next six months?

We are cautiously optimistic. We think there are several signs that the high yield bond market could begin to turnaround. With yields around 12% as of the end of the period, we believe many high yield bonds are undervalued. High yield bonds now provide approximately 6 percentage point yield advantages over U.S. Treasuries with 10-year maturities. These yield advantages have reached levels not seen since the international financial crisis in the second half of 1998. Sentiment among high yield bond investors also has become more positive recently. Many collateralized bond obligations (CBOs)--which use high yield bonds for collateral--are currently purchasing pools of high yield debt, which should improve the prospects for demand. The sell-off in the equity markets could also help demand, as investors seek refuge from the volatility in stocks and refocus their attention on the value available in high yield bonds. At some point, perhaps we will see investors rebalance their portfolios and redirect some of their assets to high yield bond funds. Once economic growth slows to a sustainable pace and the Federal Reserve Board is done raising interest rates, we think the market could be poised for a rebound.

                                   EVERGREEN
                             Capital Balanced Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                                Six Months Ended    Year Ended September 30,
                                 March 31, 2000  ------------------------------
                                  (Unaudited)       1999          1998 (a)
CLASS A SHARES (c)
Net asset value, beginning of
 period                             $  15.15     $       13.69    $     13.69
                                    --------     -------------    -----------
Income from investment
 operations
Net investment income                   0.17              0.29              0
Net realized and unrealized
 gains or losses on securities          0.28              1.44              0
                                    --------     -------------    -----------
Total from investment
 operations                             0.45              1.73              0
                                    --------     -------------    -----------
Distributions to shareholders from
Net investment income                  (0.19)            (0.22)             0
Net realized gains                     (0.37)            (0.05)             0
                                    --------     -------------    -----------
Total distributions to
 shareholders                          (0.56)            (0.27)             0
                                    --------     -------------    -----------
Net asset value, end of period      $  15.04     $       15.15    $     13.69
                                    --------     -------------    -----------
Total return*                           3.00%            12.67%          0.00%
Ratios and supplemental data
Net assets, end of period
 (thousands)                        $181,847     $     138,686    $     3,534
Ratios to average net assets
 Expenses++                             1.73%+            1.50%          1.35%+
 Net investment income                  2.23%+            1.83%          1.52%+
Portfolio turnover rate                   83%              140%            89%

                                                            Period Ended
                                                            March 31, 2000
                                                           (Unaudited) (b)
CLASS B SHARES
Net asset value, beginning of period                           $14.79
                                                               ------
Income from investment operations
Net investment income                                            0.12
Net realized and unrealized gains or losses on securities        0.60
                                                               ------
Total from investment operations                                 0.72
                                                               ------
Distributions to shareholders from
Net investment income                                           (0.11)
Net realized gains                                              (0.37)
                                                               ------
Total distributions to shareholders                             (0.48)
                                                               ------
Net asset value, end of period                                 $15.03
                                                               ------
Total return*                                                    4.85%
Ratios and supplemental data
Net assets, end of period (thousands)                          $2,947
Ratios to average net assets
 Expenses++                                                      2.50%+
 Net investment income                                           1.46%+
Portfolio turnover rate                                            83%

(a) For the period from September 16, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from October 18, 1999 (commencement of class operations) to March 31, 2000.
(c) Effective October 18, 1999, shareholders of Mentor Balanced Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of Evergreen Capital Balanced Fund.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets includes fee waivers but excludes expense reductions.
+   Annualized.


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Capital Balanced Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended         Year Ended September 30,
                          March 31, 2000  -------------------------------------------      Period Ended
                           (Unaudited)      1999    1998 (d)  1997    1996   1995 (b)  December 31, 1994 (c)
CLASS C SHARES (a)
Net asset value,
 beginning of period         $  15.12     $  13.69   $17.61  $16.28  $14.85   $12.44          $12.50
                             --------     --------   ------  ------  ------   ------          ------
Income from investment
 operations
Net investment income            0.11         0.17     0.45    0.43    0.42     0.36            0.22
Net realized and
 unrealized gains or
 losses on securities            0.28         1.45     1.43    3.35    2.09     2.08           (0.09)
                             --------     --------   ------  ------  ------   ------          ------
Total from investment
 operations                      0.39         1.62     1.88    3.78    2.51     2.44            0.13
                             --------     --------   ------  ------  ------   ------          ------
Distributions to
 shareholders from
Net investment income           (0.11)       (0.14)   (0.71)  (0.43)  (0.48)   (0.03)          (0.19)
Net realized gains              (0.37)       (0.05)   (5.09)  (2.02)  (0.60)       0               0
                             --------     --------   ------  ------  ------   ------          ------
Total distributions to
 shareholders                   (0.48)       (0.19)   (5.80)  (2.45)  (1.08)   (0.03)          (0.19)
                             --------     --------   ------  ------  ------   ------          ------
Net asset value, end of
 period                      $  15.03     $  15.12   $13.69  $17.61  $16.28   $14.85          $12.44
                             --------     --------   ------  ------  ------   ------          ------
Total return*                    2.56%       11.87%   11.86%  26.09%  18.00%   19.28%           1.00%
Ratios and supplemental data
Net assets, end of
 period (thousands)          $285,702     $218,816   $5,645  $4,102  $3,825   $3,210          $2,911
Ratios to average net assets
 Expenses++                      2.48%+       2.23%    0.52%   0.50%   0.50%    0.50%+          0.50%+
 Net investment income           1.48%+       1.05%    2.63%   2.78%   2.83%    3.26%+          3.32%+
Portfolio turnover rate            83%         140%      89%     80%    103%      65%             71%


                                                            Year Ended
                                       Six Months Ended   September 30,
                                        March 31, 2000  -------------------
                                         (Unaudited)     1999   1998 (d)(e)
CLASS Y SHARES (a)
Net asset value, beginning of period        $15.12      $13.69    $13.69
                                            ------      ------    ------
Income from investment operations
Net investment income                         0.19        0.19      0.01
Net realized and unrealized gains or
 losses on securities                         0.26        1.57     (0.01)
                                            ------      ------    ------
Total from investment operations              0.45        1.76      0.00
                                            ------      ------    ------
Distributions to shareholders from
Net investment income                        (0.22)      (0.28)        0
Net realized gains                           (0.37)      (0.05)        0
                                            ------      ------    ------
Total distributions to shareholders          (0.59)      (0.33)        0
                                            ------      ------    ------

Net asset value, end of period              $14.98      $15.12    $13.69
                                            ------      ------    ------
Total return                                  2.99%      12.91%     0.00%
Ratios and supplemental data
Net assets, end of period (thousands)       $   28      $   26    $3,642
Ratios to average net assets
 Expenses++                                   1.48%+      1.14%     1.10%+
 Net investment income                        2.49%+      1.59%     2.31%+
Portfolio turnover rate                         83%        140%       89%

(a) Effective October 18, 1999, shareholders of Mentor Balanced Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y shares, respectively, of Evergreen Capital Balanced Fund. Additionally, the accounting and perfor-mance history of Class B shares of Mentor Balanced Portfolio was redesignated as Class C shares of Capital Balanced Fund.
(b) For the nine months ended September 30, 1995. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1995.
(c) For the period from June 21, 1994 (commencement of operations) to December 31, 1994.
(d) Prior to September 16, 1998 all shareholders of the former Mentor Balanced Portfolio were Class B shareholders. On September 16, 1998 a portion of these shares were converted to Class Y shares (See Note (a) above).
(e) For the period from September 16, 1998 (commencement of class operations) to September 30, 1998.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets includes fee waivers but excludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                High Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                            Year Ended
                                        Six Months Ended  September 30,
                                         March 31, 2000  -----------------
                                          (Unaudited)      1999    1998(a)
CLASS A SHARES (c)
Net asset value, beginning of period        $  10.29     $  10.92  $ 12.00
                                            --------     --------  -------
Income from investment operations
Net investment income                           0.46         1.04     0.24
Net realized and unrealized gains or
 losses on securities                          (0.41)       (0.58)   (1.04)
                                            --------     --------  -------
Total from investment operations                0.05         0.46    (0.80)
                                            --------     --------  -------
Distributions to shareholders from net
 investment income                             (0.50)       (1.09)   (0.28)
                                            --------     --------  -------

Net asset value, end of period              $   9.84     $  10.29  $ 10.92
                                            --------     --------  -------
Total return*                                   0.34%        4.07%   (6.75%)
Ratios and supplemental data
Net assets, end of period (thousands)       $116,183     $146,179  $50,887
Ratios to average net assets
 Expenses++                                     1.23%+       1.11%    0.60%+
 Net investment income                          9.33%+       9.00%    7.36%+
Portfolio turnover rate                           54%          79%      27%

                                                            Period Ended
                                                           March 31, 2000
                                                           (Unaudited) (b)
CLASS B SHARES
Net asset value, beginning of period                           $10.27
                                                               ------
Income from investment operations
Net investment income                                            0.46
Net realized and unrealized gains or losses on securities       (0.43)
                                                               ------
Total from investment operations                                 0.03
                                                               ------

Distributions to shareholders from net investment income        (0.46)
                                                               ------

Net asset value, end of period                                 $ 9.84
                                                               ------
Total return*                                                    0.20%
Ratios and supplemental data
Net assets, end of period (thousands)                          $  794
Ratios to average net assets
 Expenses++                                                      2.01%+
 Net investment income                                           8.55%+
Portfolio turnover rate                                            54%

(a) For the period from June 23, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from October 18, 1999 (commencement of class operations) to March 31, 2000.
(c) Effective October 18, 1999, shareholders of Mentor High Income Portfolio Class A and Class B shares became owners of that number of full and frac-tional shares of Class A and Class C shares, respectively, of Evergreen High Income Fund.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets includes fee waivers but excludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                High Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                            Year Ended
                                        Six Months Ended  September 30,
                                         March 31, 2000  -----------------
                                          (Unaudited)      1999    1998(a)
CLASS C SHARES (b)
Net asset value, beginning of period        $ 10.29      $  10.91  $ 12.00
                                            -------      --------  -------
Income from investment operations
Net investment income                          0.43          0.97     0.22
Net realized and unrealized gains or
 losses on securities                         (0.42)        (0.57)   (1.05)
                                            -------      --------  -------
Total from investment operations               0.01          0.40    (0.83)
                                            -------      --------  -------
Distributions to shareholders from net
 investment income                            (0.46)        (1.02)   (0.26)
                                            -------      --------  -------

Net asset value, end of period              $  9.84      $  10.29  $ 10.91
                                            -------      --------  -------
Total return*                                 (0.02%)        3.64%   (6.95%)
Ratios and supplemental data
Net assets, end of period (thousands)       $89,507      $107,565  $62,869
Ratios to average net assets
 Expenses++                                    1.96%+        1.58%    1.10%+
 Net investment income                         8.61%+        8.53%    6.87%+
Portfolio turnover rate                          54%           79%      27%

                                                            Period Ended
                                                           March 31, 2000
                                                           (Unaudited) (c)
CLASS Y SHARES
Net asset value, beginning of period                           $10.27
                                                               ------
Income from investment operations
Net investment income                                            0.53
Net realized and unrealized gains or losses on securities       (0.45)
                                                               ------
Total from investment operations                                 0.08
                                                               ------

Distributions to shareholders from net investment income        (0.51)
                                                               ------

Net asset value, end of period                                 $ 9.84
                                                               ------
Total return                                                     0.65%
Ratios and supplemental data
Net assets, end of period (thousands)                          $    1
Ratios to average net assets
 Expenses++                                                      0.83%+
 Net investment income                                           9.72%+
Portfolio turnover rate                                            54%

(a) For the period from June 23, 1998 (commencement of class operations) to September 30, 1998.
(b) Effective October 18, 1999, shareholders of Mentor High Income Portfolio Class A and Class B shares became owners of that number of full and frac-tional shares of Class A and Class C shares, respectively, of Evergreen High Income Fund. Additionally, the accounting and performance history of Class B shares of Mentor High Income Portfolio was redesignated as Class C shares of Evergreen High Income Fund.
(c) For the period from October 18, 1999 (commencement of class operations) to March 31, 2000.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets includes fee waivers but excludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Capital Balanced Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)


 Shares                                                                Value

 COMMON STOCKS - 50.5%
         Aerospace & Defense - 0.6%
  48,600 United Technologies Corp. ..............................   $  3,070,912
                                                                    ------------
         Banks - 4.9%
  77,965 Charter One Financial, Inc..............................      1,637,265
   2,901 M&T Bank Corp.(a).......................................      1,295,297
 146,600 SouthTrust Corp. .......................................      3,729,137
  39,000 Wachovia Corp. .........................................      2,634,938
 119,880 Washington Mutual, Inc..................................      3,176,820
 256,895 Wells Fargo Co.(a)......................................     10,516,639
                                                                    ------------
                                                                      22,990,096
                                                                    ------------
         Building Products - 1.2%
 277,700 Masco Corp.(a)..........................................      5,692,850
                                                                    ------------
         Chemicals - 1.6%
 334,385 Sherwin Williams Co. ...................................      7,335,571
                                                                    ------------
         Commercial Services &
          Supplies - 6.3%
 231,800 Automatic Data Processing, Inc..........................     11,184,350
  97,645 * Computer Sciences Corp................................      7,726,161
 241,600 First Data Corp.........................................     10,690,800
                                                                    ------------
                                                                      29,601,311
                                                                    ------------
         Computers & Peripherals - 2.0%
  79,500 International Business Machines Corp....................      9,381,000
                                                                    ------------
         Diversified Financials - 4.1%
  56,860 American Express Co.....................................      8,468,586
 189,710 Federal National Mortgage Assn..........................     10,706,758
                                                                    ------------
                                                                      19,175,344
                                                                    ------------
         Diversified Telecommunication Services - 0.6%
     377 * MCI WorldCom, Inc.....................................         17,083
  69,300 SBC Communications, Inc. ...............................      2,910,600
                                                                    ------------
                                                                       2,927,683
                                                                    ------------
         Electric Utilities - 0.6%
  50,000 Duke Energy Corp........................................      2,625,000
                                                                    ------------
         Food & Drug Retailing - 4.1%
 243,800 Albertsons, Inc. .......................................      7,557,800
 329,535 SYSCO Corp..............................................     11,760,280
                                                                    ------------
                                                                      19,318,080
                                                                    ------------
         Food Products - 0.6%
  61,000 Bestfoods...............................................      2,855,563
                                                                    ------------
         Health Care Providers &
          Services - 2.5%
 519,970 * Tenet Healthcare Corp.................................     11,959,310
                                                                    ------------
         Household Durables - 1.2%
 220,150 Newell Rubbermaid, Inc.(a)..............................      5,462,472
                                                                    ------------
         Industrial Conglomerates - 4.8%
 159,800 Danaher Corp............................................      8,149,800
 285,690 Tyco International, Ltd.................................     14,248,789
                                                                    ------------
                                                                      22,398,589
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Machinery - 1.0%
      82,035 Illinois Tool Works, Inc...........................   $  4,532,434
                                                                   ------------
             Media - 2.4%
     242,670 Interpublic Group of Companies, Inc................     11,466,157
                                                                   ------------
             Multiline Retail - 0.2%
      33,000 May Dept. Stores Co.(a)............................        940,500
                                                                   ------------
             Personal Products - 2.0%
     170,600 Kimberly-Clark Corp................................      9,553,600
                                                                   ------------
             Pharmaceuticals - 4.1%
     174,500 American Home Products Corp........................      9,357,562
      53,570 Bristol-Myers Squibb Co. ..........................      3,093,668
      30,105 Johnson & Johnson..................................      2,109,232
      80,000 Pfizer, Inc. ......................................      2,925,000
      44,000 Schering-Plough Corp...............................      1,617,000
                                                                   ------------
                                                                     19,102,462
                                                                   ------------
             Road & Rail - 0.5%
     154,072 Werner Enterprises, Inc............................      2,619,224
                                                                   ------------
             Semiconductor Equipment & Products - 2.8%
     101,000 Intel Corp. .......................................     13,325,687
                                                                   ------------
             Software - 1.4%
     113,000 Computer Associates International, Inc.............      6,688,187
                                                                   ------------
             Tobacco - 1.0%
     228,000 Philip Morris Cos., Inc............................      4,816,500
                                                                   ------------
             Total Common Stocks
              (cost $215,374,639)...............................    237,838,532
                                                                   ------------
  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 6.0%
 $    10,959 AFG Receivables Trust
              Ser. 1997-A, Class B,
              6.65%, 10/15/2002.................................         10,937
   1,300,000 American Express Credit Account
              Ser. 1999-2, Class A,
              5.95%, 12/15/2006.................................      1,245,368
   1,000,000 BankBoston Home Equity Loan Trust
              Ser. 1998-2, Class A3,
              6.01%, 6/25/2013..................................        972,125
   2,800,000 Capital Auto Receivables Asset Trust
              Ser. 1999-2, Class A4,
              6.30%, 5/15/2004..................................      2,772,014
   2,900,000 Capital One Master Trust
              Ser. 1998-4, Class A,
              5.43%, 1/15/2007..................................      2,730,654
   1,684,616 Continental Airlines Trust
              Ser. 1997-1, Class A,
              7.461%, 4/1/2015..................................      1,643,621
      25,000 Credit Suisse First Boston Mtge.
              Securities Corp.
              Ser. 1996-2, Class A6,
              7.18%, 2/25/2018..................................         24,186

                                   EVERGREEN
                             Capital Balanced Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - continued
 $ 2,025,000 Discover Card Master Trust I
              Ser. 1996-3, Class A,
              6.05%, 8/18/2008..................................   $  1,911,509
     770,000 EQCC Home Equity Loan Trust
              Ser. 1998-2, Class A6F,
              6.159%, 4/15/2008.................................        742,792
   2,200,000 Ford Credit Auto Owner Trust
              Ser. 1999-C, Class A4,
              6.08%, 9/16/2002..................................      2,177,263
   1,300,000 GE Capital Mtge. Funding Corp.
              Ser. 1999-HE3, Class A3,
              7.11%, 7/25/2014..................................      1,288,332
   1,100,000 Household Home Equity Loan Trust
              Ser. 1999-1, Class A2,
              6.95%, 6/20/2000..................................      1,091,041
             Key Auto Fin. Trust:
   2,850,000  Ser. 1999-1, Class A3,
              5.63%, 7/15/2003..................................      2,811,368
   2,680,000  Ser. 1999-1, Class A4,
              5.83%, 1/15/2007..................................      2,606,501
   1,690,868 Northwest Airlines Corp.
              Ser. 1999-2, Class B,
              7.95%, 3/1/2015...................................      1,754,341
   2,500,000 Saxon Asset Securities Trust
              Ser. 1999-2, Class A6,
              6.415%, 3/25/2014.................................      2,361,262
             Union Acceptance Corp.:
      45,000  Ser. 1997-A, Class A3,
              6.48%, 5/10/2004..................................         44,386
     250,000  Ser. 1998-D, Class A3,
              5.75%, 6/9/2003...................................        248,206
   1,750,000 WFS Finl. Owner Trust Ser. 1999-C,
              Class A2,
              6.92%, 1/20/2004..................................      1,744,444
                                                                   ------------
             Total Asset-Backed Securities
              (cost $28,801,605)................................     28,180,350
                                                                   ------------
 CORPORATE BONDS AND NOTES - 5.6%
             Airlines - 0.3%
   1,600,000 Delta Air Lines, Inc. Notes,
              8.30%, 12/15/2029.................................      1,467,237
                                                                   ------------
             Cable/Other Video
              Distribution - 0.6%
   3,000,000 Time Warner, Inc. Deb.,
              6.875%, 6/15/2018.................................      2,664,960
                                                                   ------------
             Finance & Insurance - 1.7%
   1,000,000 Allstate Corp. Deb.,
              6.75%, 5/15/2018..................................        877,370
   1,600,000 ERAC USA Fin. Co. Notes,
              7.95%, 12/15/2009.................................      1,583,352
             General Electric Capital Corp. Notes:
     300,000  6.29%, 12/15/2007.................................        295,677
   4,500,000  7.25%, 2/1/2005 (a)...............................      4,503,969
     500,000 Security Benefit Life Co.
              8.75%, 5/15/2016..................................        515,266
     100,000 Toyota Motor Credit Corp.
              5.625%, 11/13/2003................................         95,131
                                                                   ------------
                                                                      7,870,765
                                                                   ------------

  Principal
   Amount                                                             Value

 CORPORATE BONDS AND NOTES - continued
             Healthcare Products &
              Services - 0.1%
 $   330,000 SmithKline Beecham Corp.
              6.625%, 10/1/2001.................................   $    327,837
                                                                   ------------
             Information Services
              & Technology - 0.3%
   1,500,000 Sun Microsystems, Inc. Sr. Notes,
              7.65%, 8/15/2009..................................      1,510,850
                                                                   ------------
             Oil/Energy - 1.0%
   1,800,000 Conoco, Inc. Notes,
              6.35%, 4/15/2009..................................      1,679,918
   1,000,000 Enron Corp. Notes,
              6.725%, 11/17/2008................................        925,954
     250,000 Pacific Gas & Electric Co. MTN,
              5.93%, 10/8/2003..................................        239,537
   2,000,000 Williams Gas Pipelines Co. Sr. Notes,
              7.375%, 11/15/2006................................      1,959,400
                                                                   ------------
                                                                      4,804,809
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 0.4%
   1,750,000 Times Mirror Co. Notes,
              7.45%, 10/15/2009.................................      1,725,441
                                                                   ------------
             Retailing & Wholesale - 0.4%
   1,810,000 Wal-Mart Stores, Inc. Sr. Notes,
              6.875%, 8/10/2009.................................      1,766,560
                                                                   ------------
             Telecommunication Services &
              Equipment - 0.1%
     785,000 U.S. West Capital Funding, Inc. Deb.,
              6.875%, 7/15/2028.................................        693,427
                                                                   ------------
             Thrift Institutions - 0.1%
     250,000 Great Western Finl. Corp.
              6.375%, 7/1/2000..................................        249,525
     250,000 Home Savings America Irwindale, CA
              Sub. Note, 6.00%, 11/1/2000.......................        248,232
                                                                   ------------
                                                                        497,757
                                                                   ------------
             Utilities - Electric - 0.6%
   1,000,000 Duke Energy Corp. Ser. A, Sr. Notes,
              6.00%, 12/1/2028..................................        787,816
     250,000 Florida Power & Light Co.
              5.375%, 4/1/2000..................................        250,000
   1,500,000 Georgia Power Co.
              5.50%, 12/1/2005..................................      1,369,852
     500,000 System Energy Resources, Inc.
              7.71%, 8/1/2001...................................        499,830
                                                                   ------------
                                                                      2,907,498
                                                                   ------------
             Total Corporate Bonds and Notes
              (cost $27,217,963)................................     26,237,141
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 21.9%
             FHLMC:
   9,935,000  6.00%, 3/1/2009...................................      9,356,982
   4,624,923  8.50%, 9/1/2020...................................      4,733,424
             FNMA
   8,280,000  8.50% TBA.........................................      8,422,250
             FNMA:
   6,548,173  6.00%, 8/1/2006...................................      6,276,227
   5,757,960  6.50%, 11/1/2014..................................      5,544,916

                                   EVERGREEN
                             Capital Balanced Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                              Value

 MORTGAGE-BACKED SECURITIES - continued
             FNMA - continued
 $ 3,500,000  6.625%, 9/15/2009 (a)..............................   $  3,371,686
  10,782,420  7.00%, 8/1/2029....................................     10,369,130
  12,765,244  7.50%, 9/1/2029....................................     12,561,383
   5,733,773  8.00%, 10/1/2014 - 11/1/2014.......................      5,808,713
   8,566,633  8.50%, 4/1/2025....................................      8,777,458
             GNMA:
   9,544,094  6.50%, 5/15/2028 - 4/15/2029.......................      9,008,248
  19,158,598  7.00%, 1/15/2024 - 7/15/2024.......................     18,684,433
                                                                    ------------
             Total Mortgage-Backed Securities
              (cost $104,236,270)................................    102,914,850
                                                                    ------------
 U.S. TREASURY OBLIGATIONS - 7.8%
             U.S. Treasury Bonds:
   7,300,000  5.25%, 11/15/2028 - 2/15/2029......................      6,538,875
     450,000  6.125%, 8/15/2029 (a)(d)...........................        459,141
   4,150,000  6.50%, 11/15/2026 (d)..............................      4,379,549
   5,269,000  7.25%, 5/15/2016 (a)...............................      5,825,538
   1,000,000  9.00%, 11/15/2018..................................      1,304,688
   2,610,000  9.25%, 2/15/2016 (a)...............................      3,397,079
             U.S. Treasury Notes:
  13,960,000  4.75%, 11/15/2008 (a)..............................     12,585,819
   2,300,000  7.50%, 2/15/2005 (a)...............................      2,409,970
                                                                    ------------
             Total U.S. Treasury Obligations
              (cost $35,502,448).................................     36,900,659
                                                                    ------------
 YANKEE OBLIGATIONS - 1.8%
             Diversified Companies - 0.3%
   1,500,000 Rothmans Nederland Holdings BV
              6.875%, 5/6/2008...................................      1,288,376
                                                                    ------------
             Government - 0.8%
   1,500,000 Province of Ontario, Canada
              7.75%, 6/4/2002....................................      1,514,545
   2,500,000 Quebec Province Canada
              5.75%, 2/15/2009...................................      2,231,657
                                                                    ------------
                                                                       3,746,202
                                                                    ------------

  Principal
   Amount                                                              Value

 YANKEE OBLIGATIONS - continued
             Telecommunication Services & Equipment - 0.7%
             Cable & Wireless Communications:
 $ 1,540,000  6.625%, 3/6/2005...................................   $  1,523,350
   2,000,000  6.75%, 12/1/2008...................................      2,008,552
                                                                    ------------
                                                                       3,531,902
                                                                    ------------
             Total Yankee Obligations
              (cost $8,959,603)..................................      8,566,480
                                                                    ------------

   Shares                                                              Value

 UNIT INVESTMENT TRUST - 4.8%
             Finance & Insurance
     150,000 S&P 500 Depositary Receipt (Spiders)
              (cost $22,678,524) (a).............................     22,584,375
                                                                    ------------
 MUTUAL FUND SHARES - 13.1%
  61,711,916 Navigator Prime Portfolio (c)
              (cost $61,711,916).................................     61,711,916
                                                                    ------------

  Principal
   Amount                                                            Value

 REPURCHASE AGREEMENT - 1.1%
 $ 4,962,595 State Street Bank & Trust Co., dated
              03/31/2000, 6.05%, maturing
              4/3/2000, maturity value
              $4,965,097
              (cost $4,962,595) (b)............................      4,962,595
                                                                  ------------
             Total Investment  - (cost
              $509,445,563).............................   112.6%  529,896,898
             Other Assets and
              Liabilities - net.........................   (12.6)  (59,372,006)
                                                            -----  ------------
             Net Assets.................................   100.0% $470,524,892
                                                            =====  ============

(a) All or a portion of this security is on loan.
(b) The repurchase agreement is fully collateralized by $5,105,000 FNMA, 5.94%, 9/4/2001; value including accrued interest - $5,067,703.
(c) Represents investment of cash collateral received for securities on loan.
(d) All or a portion of this security was pledged to cover initial margin re-quirements for open future contracts.
*   Non-income producing security.

Summary of Abbreviations:
ADR   American Depository Receipt
FHLMC Federal Home Loan Mortgage Corp.
FNMA  Federal National Mortgage Association
GNMA  Government National Mortgage Association
MTN   Medium Term Note
TBA   To Be Announced

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                High Income Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)

 Principal
   Amount                                                             Value

 CORPORATE BONDS AND NOTES - 89.0%
            Aerospace & Defense - 1.7%
 $1,550,000 Atlas Air, Inc.,
             Sr. Notes,
             10.75%, 8/1/2005...................................   $  1,557,750
  2,000,000 K & F Inds., Inc., Sr. Sub. Notes, Ser. B,
             9.25%, 10/15/2007..................................      1,850,000
                                                                   ------------
                                                                      3,407,750
                                                                   ------------
            Automotive Equipment &
             Manufacturing - 1.3%
  1,500,000 Hayes Wheels Intl., Inc.,
             Sr. Sub. Notes, Ser. B,
             9.125%, 7/15/2007..................................      1,346,250
  1,400,000 Tenneco Automotive, Inc.,
             Sr. Sub. Notes, Ser. B,
             11.625%, 10/15/2009................................      1,372,000
                                                                   ------------
                                                                      2,718,250
                                                                   ------------
            Building, Construction &
             Furnishings - 0.2%
  1,000,000 Cathay Intl. Ltd.,
             Sr. Notes,
             13.00%, 4/15/2008 (a)..............................        445,000
                                                                   ------------
            Cable/Other Video
             Distribution - 1.4%
  1,650,000 Charter Communications,
             Sr. Notes,
             8.625%, 4/1/2009...................................      1,464,375
  1,500,000 Classic Cable, Inc.,
             Sr. Sub. Notes,
             9.375%, 8/1/2009...................................      1,402,500
                                                                   ------------
                                                                      2,866,875
                                                                   ------------
            Chemical & Agricultural
             Products - 1.5%
  2,000,000 Agriculture Minerals & Chemicals,
             Sr. Notes,
             10.75%, 9/30/2003..................................      1,510,000
  1,700,000 Lyondell Chemical Co.,
             Sr. Sub. Notes,
             10.875%, 5/1/2009..................................      1,610,750
                                                                   ------------
                                                                      3,120,750
                                                                   ------------
            Communication Systems &
             Services - 23.8%
            Airgate PCS, Inc.:
  1,500,000  Sr. Sub. Notes, Step Bond,
             (Eff. Yield 12.42%) (b),
             0.00%, 10/1/2009...................................      1,104,375
  1,900,000  Sr. Sub. Notes, Step Bond,
             (Eff. Yield 12.94%) (b),
             0.00%, 10/1/2009...................................      1,045,000
  1,000,000 Capstar Broadcasting Partners,
             Sr. Disc. Notes, Step Bond,
             (Eff. Yield 9.48%) (b),
             0.00%, 2/1/2009....................................        895,000
  1,470,000 CD Radio, Inc., Sr. Secd. Notes,
             14.50%, 5/15/2009..................................      1,367,100
  4,000,000 Century Communications Corp.,
             Sr. Disc. Notes, Step Bond,
             (Eff. Yield 8.85%) (b),
             0.00%, 1/15/2008...................................      1,650,000

 Principal
   Amount                                                             Value

 CORPORATE BONDS AND NOTES - continued
            Communication Systems &
             Services - continued
 $1,300,000 Charter Communications, Sr. Notes,
             8.25%, 4/1/2007....................................   $  1,168,375
  1,000,000 Chippac Intl. Ltd., Sr. Sub. Notes,
             12.75%, 8/1/2009 (a)...............................      1,057,500
  2,500,000 Clearnet Communications, Inc.,
             Sr. Disc. Notes,
             14.75%, 12/15/2005.................................      2,512,500
  1,500,000 Crown Castle Intl. Corp.,
             Sr. Disc. Notes, Step Bond,
             (Eff. Yield 9.42%) (b),
             0.00%, 11/15/2007..................................      1,042,500
  1,500,000 Diamond Cable Communications,
             Sr. Disc. Notes, Step Bond,
             (Eff. Yield 8.69%) (b),
             0.00%, 12/15/2005..................................      1,410,000
  1,000,000 Dura Operating Corp.,
             Sr. Gtd. Notes,
             9.00%, 5/1/2009....................................        890,000
  1,600,000 Exodus Communications, Inc.,
             Sr. Notes,
             10.75%, 12/15/2009.................................      1,592,000
    700,000 Filtronic PLC,
             Sr. Notes,
             10.00%, 12/1/2005..................................        679,000
            Frontiervision Holdings LP:
  1,000,000  Sr. Disc. Notes, Step Bond,
             (Eff. Yield 10.67%) (b),
             0.00%, 9/15/2007...................................        875,000
  1,175,000  Sr. Disc. Notes, Step Bond,
             (Eff. Yield 8.26%) (b),
             0.00%, 9/15/2007...................................      1,028,125
  3,500,000 Intermedia Communications, Inc.,
             Sr. Disc. Notes, Step Bond,
             (Eff. Yield 9.37%) (b),
             0.00%, 5/15/2006...................................      3,272,500
            Level 3 Communications, Inc.:
  2,000,000  Sr. Disc. Notes, Step Bond,
             (Eff. Yield 9.47%) (b),
             0.00%, 12/1/2008...................................      1,105,000
  1,500,000  Sr. Notes,
             9.125%, 5/1/2008...................................      1,301,250
  1,000,000  11.25%, 3/15/2010 (a),.............................        965,000
  1,500,000 Metricom, Inc.,
             Sr. Notes,
             13.00%, 2/15/2010..................................      1,177,500
  1,450,000 MGC Communications, Inc.,
             Sr. Notes,
             13.00%, 4/1/2010 (a)...............................      1,384,750
            Nextel Communications, Inc.:
  3,000,000  Sr. Disc. Notes, Step Bond,
             (Eff. Yield 10.26%) (b),
             0.00%, 9/15/2007...................................      2,197,500
  1,000,000  Sr. Ser. Notes,
             12.00%, 11/1/2008..................................      1,070,000
            Nextel Partners, Inc.:
  1,000,000  Sr. Notes,
             11.00%, 3/15/2010..................................        972,500
  3,000,000  Sr. Notes, Step Bond,
             (Eff. Yield 12.29%) (b),
             0.00%, 2/1/2009....................................      1,920,000

                                   EVERGREEN
                                High Income Fund
                      Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)

 Principal
   Amount                                                             Value

 CORPORATE BONDS AND NOTES - continued
            Communication Systems & Services - continued
            Nextlink Communications, Inc.:
 $2,750,000  Sr. Disc. Notes, Step Bond,
             (Eff. Yield 12.11%) (b),
             0.00%, 12/1/2009 (a)...............................   $  1,457,500
  2,450,000  Sr. Notes,
             10.75%, 6/1/2009...................................      2,352,000
  2,000,000 NTL Communications Corp.,
             Sr. Disc. Notes, Step Bond,
             (Eff. Yield 9.78%) (b),
             0.00%, 10/1/2008...................................      1,295,000
  1,650,000 Rhythms Netconnections, Inc.,
             Sr. Notes,
             14.00%, 2/15/2010 (a)..............................      1,427,250
  1,000,000 Sovereign Bancorp, Inc.,
             Sr. Notes,
             10.50%, 11/15/2006.................................        993,750
  1,980,000 Startec Global Communications Corp.,
             Sr. Notes,
             12.00%, 5/15/2008..................................      1,633,500
  2,300,000 Telewest Communications, PLC,
             Sr. Disc. Deb.,
             11.00%, 10/1/2007..................................      2,162,000
  3,300,000 U.S. Unwired, Inc.,
             Sr. Disc. Notes, Step Bond,
             (Eff. Yield 12.31%) (b),
             0.00%, 11/1/2009 (a)...............................      1,773,750
            Worldwide Fiber, Inc.,
             Sr. Notes,
  1,500,000  12.00%, 8/1/2009...................................      1,425,000
  1,000,000  12.50%, 12/15/2005.................................        985,000
                                                                   ------------
                                                                     49,187,225
                                                                   ------------
            Consumer Products &
             Services - 4.0%
  1,500,000 Decision One Holdings Corp.,
             Sr. Disc. Notes, Step Bond, (Eff.
             Yield 10.20%) (b),
             0.00%, 8/1/2008....................................          9,375
  1,450,000 Globix Corp.,
             Sr. Notes (a),
             12.50%, 2/1/2010...................................      1,341,250
  1,500,000 Pantry, Inc.,
             Gtd. Notes,
             10.25%, 10/15/2007.................................      1,327,500
  2,500,000 Premier Graphics, Inc.,
             Sr. Gtd. Notes,
             11.50%, 12/1/2005..................................      1,137,500
  2,000,000 Sleepmaster LLC,
             Sr. Sub. Notes,
             11.00%, 5/15/2009..................................      1,930,000
  1,000,000 Verio, Inc.,
             Sr. Notes,
             11.25%, 12/1/2008..................................        995,000
  1,500,000 Weight Watchers Intl., Inc., Sr. Sub. Notes,
             13.00%, 10/1/2009 (a)..............................      1,537,500
                                                                   ------------
                                                                      8,278,125
                                                                   ------------
            Diversified Companies - 1.5%
  1,000,000 Blount, Inc.,
             Sr. Sub. Notes,
             13.00%, 8/1/2009...................................      1,027,500

 Principal
   Amount                                                              Value

 CORPORATE BONDS AND NOTES - continued
            Diversified Companies - continued
 $2,450,000 Pioneer Amers Acquisition Corp.,
             Sr. Secd. Notes, Ser. B,
             9.25%, 6/15/2007....................................   $  2,082,500
                                                                    ------------
                                                                       3,110,000
                                                                    ------------
            Electronic Equipment &
             Services - 3.0%
  1,900,000 Amkor Tech., Inc.,
             Sr. Sub. Notes,
             10.50%, 5/1/2009....................................      1,866,750
  2,000,000 Fairchild Semiconductor Corp.,
             Sr. Sub. Notes,
             10.375%, 10/1/2007..................................      1,975,000
  2,000,000 Integrated Circuit Systems, Inc.,
             Sr. Sub. Notes,
             11.50%, 5/15/2009...................................      2,270,000
                                                                    ------------
                                                                       6,111,750
                                                                    ------------
            Finance & Insurance - 1.8%
  1,500,000 Aetna Inds., Inc.,
             Sr. Notes,
             11.875%, 10/1/2006..................................      1,372,500
  2,000,000 Asat Fin., LLC,
             Sr. Gtd. Notes,
             12.50%, 11/1/2006...................................      2,390,000
                                                                    ------------
                                                                       3,762,500
                                                                    ------------
            Food & Beverage Products - 2.8%
  1,520,000 Agrilink Foods, Inc.,
             Sr. Sub. Notes,
             11.875%, 11/1/2008..................................      1,461,100
  2,000,000 Del Monte Foods Co.,
             Sr. Sub. Notes,
             12.25%, 4/15/2007...................................      2,100,000
  1,250,000 Luiginos, Inc.,
             Sr. Sub. Notes,
             10.00%, 2/1/2006....................................      1,043,750
  2,000,000 Vlasic Foods Intl., Inc.,
             Sr. Sub. Notes, Ser. B,
             10.25%, 7/1/2009....................................      1,210,000
                                                                    ------------
                                                                       5,814,850
                                                                    ------------
            Forest Products - 0.6%
  1,400,000 Millar Western Forest Products Ltd.,
             Sr. Notes,
             9.875%, 5/15/2008...................................      1,330,000
                                                                    ------------
            Gaming - 6.4%
  2,375,000 Argosy Gaming Co.,
             Sr. Sub. Notes,
             10.75%, 6/1/2009....................................      2,416,563
  2,000,000 Coast Hotels & Casinos, Inc.,
             Sr. Sub. Notes,
             9.50%, 4/1/2009.....................................      1,825,000
  1,900,000 Hollywood Casino Corp.,
             Sr. Secd. Notes,
             11.25%, 5/1/2007....................................      1,909,500
  2,225,000 Hollywood Park, Inc.,
             Sr. Sub. Notes, Ser. B,
             9.50%, 8/1/2007.....................................      2,180,500

                                   EVERGREEN
                                High Income Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

 Principal
   Amount                                                             Value

 CORPORATE BONDS AND NOTES - continued
            Gaming - continued
 $1,125,000 Isle of Capri Casinos, Inc.,
             Sr. Sub. Notes,
             8.75%, 4/15/2009...................................   $    990,000
  2,025,000 Majestic Star Casino, LLC,
             Sr. Secd. Notes,
             10.875%, 7/1/2006..................................      1,893,375
  3,000,000 Premier Parks, Inc.,
             Sr. Disc. Notes, Step Bond,
             (Eff. Yield 8.53%) (b),
             0.00%, 4/1/2008....................................      1,916,250
                                                                   ------------
                                                                     13,131,188
                                                                   ------------
            Healthcare Products &
             Services - 4.1%
  1,500,000 Iasis Healthcare Corp.,
             Sr. Sub. Notes,
             13.00%, 10/15/2009 (a).............................      1,492,500
  1,000,000 Intersil Corp.,
             Sr. Notes,
             13.25%, 8/15/2009..................................      1,140,000
  1,500,000 Oxford Health Plans, Inc.,
             Sr. Notes,
             11.00%, 5/15/2005..................................      1,492,500
  2,500,000 Tenet Healthcare Corp.,
             Sr. Sub. Notes,
             8.625%, 1/15/2007..................................      2,375,000
  2,000,000 Triad Hospitals Holdings,
             Sr. Sub. Notes,
             11.00%, 5/15/2009..................................      2,015,000
                                                                   ------------
                                                                      8,515,000
                                                                   ------------
            Holding Companies - 1.3%
  1,400,000 Lifepoint Holdings, Inc.,
             Sr. Sub. Notes, Ser. B,
             10.75%, 5/15/2009..................................      1,407,000
  1,475,000 Venture Holdings Trust,
             Sr. Notes,
             11.00%, 6/1/2007...................................      1,327,500
                                                                   ------------
                                                                      2,734,500
                                                                   ------------
            Industrial Specialty Products &
             Services - 0.4%
  1,000,000 Hydrochemical Indl. Services, Inc.,
             Sr. Sub. Notes, Ser. B,
             10.375%, 8/1/2007..................................        775,000
                                                                   ------------
            Lease Rental Obligations - 0.9%
  2,000,000 Nations Rent, Inc.,
             Sr. Sub. Notes,
             10.375%, 12/15/2008................................      1,795,000
                                                                   ------------
            Manufacturing - Distributing - 0.5%
  2,000,000 Decora Inds., Inc.,
             Sr. Secd. Notes,
             11.00%, 5/1/2005...................................      1,070,000
                                                                   ------------
            Oil/Energy - 6.7%
  1,000,000 Chesapeake Energy Corp.,
             Sr. Sub. Notes, Ser. B,
             9.625%, 5/1/2005...................................        932,500
            Cross Timbers Oil Co.,
             Sr. Sub. Notes, Ser. B,
  1,120,000  8.75%, 11/1/2009...................................      1,030,400
  1,000,000  9.25%, 4/1/2007....................................        950,000

 Principal
   Amount                                                             Value

 CORPORATE BONDS AND NOTES - continued
            Oil/Energy - continued
 $2,300,000 Eott Energy Partners LP,
             Sr. Notes,
             11.00%, 10/1/2009..................................   $  2,311,500
  1,000,000 Houston Exploration Co.,
             Sr. Sub. Notes,
             8.625%, 1/1/2008...................................        927,500
  1,500,000 Parker Drilling Co.,
             Sr. Notes, Ser. D,
             9.75%, 11/15/2006..................................      1,428,750
  2,000,000 Pride Petroleum Svcs., Inc.,
             Sr. Notes,
             9.375%, 5/1/2007...................................      1,925,000
  2,600,000 Swift Energy Co.,
             Sr. Sub. Notes,
             10.25%, 8/1/2009...................................      2,496,000
  1,900,000 Tesoro Petroleum Corp.,
             Sr. Sub. Notes, Ser. B,
             9.00%, 7/1/2008....................................      1,767,000
                                                                   ------------
                                                                     13,768,650
                                                                   ------------
            Paper & Packaging - 2.7%
  2,000,000 Pacific Papers, Inc.,
             Sr. Notes,
             10.00%, 3/15/2009..................................      1,950,000
  1,750,000 Packaging Corp. of America,
             Sr. Sub. Notes,
             9.625%, 4/1/2009...................................      1,732,500
  2,000,000 Repap New Brunswick, Inc.,
             Sr. Secd. Notes, 1st Priority,
             9.00%, 6/1/2004....................................      1,895,000
                                                                   ------------
                                                                      5,577,500
                                                                   ------------
            Pharmaceuticals - 1.0%
  2,000,000 King Pharmaceuticals, Inc.,
             Sr. Sub. Notes,
             10.75%, 2/15/2009..................................      1,990,000
                                                                   ------------
            Real Estate - 0.9%
  2,000,000 Intrawest Corp.,
             Sr. Notes,
             9.75%, 8/15/2008...................................      1,910,000
                                                                   ------------
            Retailing & Wholesale - 2.0%
  1,250,000 Community Distributors, Inc.,
             Sr. Notes, Ser. B,
             10.25%, 10/15/2004.................................      1,007,813
    100,000 Kmart Corp.,
             Debentures,
             8.375%, 12/1/2004..................................         97,515
  2,000,000 Owens & Minor, Inc.,
             Sr. Sub. Notes,
             10.875%, 6/1/2006..................................      2,060,000
  1,000,000 Phar Mor, Inc.,
             Notes,
             11.72%, 9/11/2002..................................        855,000
                                                                   ------------
                                                                      4,020,328
                                                                   ------------
            Telecommunication Services &
             Equipment - 17.5%
  1,900,000 Adelphia Communications Corp.,
             Sr. Notes,
             9.375%, 11/15/2009.................................      1,790,750
  3,000,000 Alamosa Holdings, Inc.,
             Sr. Disc. Notes, Step Bond,
             (Eff. Yield 12.79%) (b),
             0.00%, 2/15/2010...................................      1,470,000

                                   EVERGREEN
                                High Income Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

 Principal
   Amount                                                              Value

 CORPORATE BONDS AND NOTES - continued
            Telecommunication Services &
             Equipment - continued
            Allegiance Telecom, Inc.:
 $2,350,000  Sr. Disc. Notes, Step Bond,
             (Eff. Yield 10.70%) (b),
             0.00%, 2/15/2008.....................................  $  1,656,750
  1,000,000  Sr. Notes,
             12.875%, 5/15/2008...................................     1,095,000
  1,450,000 Flag Telecom Holdings Ltd.,
             Sr. Notes,
             11.625%, 3/30/2010 (a)...............................     1,377,500
  2,000,000 Hermes Europe Railtel BV,
             Sr. Notes,
             11.50%, 8/15/2007....................................     1,890,000
  2,135,000 ICG Holdings, Inc.,
             Sr. Disc. Notes, Step Bond,
             (Eff. Yield 10.35%) (b),
             0.00%, 5/1/2006......................................     1,745,362
  2,400,000 Insight Midwest LP,
             Sr. Notes,
             9.75%, 10/1/2009 (a).................................     2,406,000
  3,000,000 McLeod USA, Inc.,
             Sr. Disc. Notes, Step Bond,
             (Eff. Yield 8.98%) (b),
             0.00%, 3/1/2007......................................     2,370,000
            Metromedia Fiber Network, Inc.:
    500,000  Sr. Notes,
             10.00%, 12/15/2009...................................       479,375
  1,900,000  Sr. Notes, Ser. B,
             10.00%, 11/15/2008...................................     1,814,500
  2,800,000 Microcell Telecommunications, Inc.,
             Sr. Disc. Notes, Ser. B, Step Bond,
             (Eff. Yield 10.49%) (b),
             0.00%, 6/1/2006......................................     2,492,000
  2,000,000 Omnipoint Corp., Sr. Notes,
             11.50%, 9/15/2009 (a)................................     2,130,000
  2,000,000 Price Communications Wireless, Inc.,
             Sr. Sub. Notes,
             11.75%, 7/15/2007....................................     2,170,000
    300,000 Primus Telecommunications Group,
             Sr. Notes,
             11.75%, 8/1/2004.....................................       286,500
            PSINet, Inc.,
             Sr. Notes,
  1,000,000  10.50%, 12/1/2006....................................       960,000
  2,000,000  11.50%, 11/1/2008....................................     2,010,000
  4,000,000 Triton PCS, Inc.,
             Sr. Disc. Notes, Step Bond,
             (Eff. Yield 11.91%) (b),
             0.00%, 5/1/2008......................................     2,720,000
  3,000,000 United Pan Europe Commerce,
             Sr. Disc. Notes, Step Bond,
             (Eff. Yield 11.92%) (b),
             0.00%, 11/1/2009.....................................     1,545,000
  1,250,000 Voicestream Wireless Co.,
             Sr. Notes,
             10.375%, 11/15/2009 (a)..............................     1,250,000

 Principal
   Amount                                                             Value

 CORPORATE BONDS AND NOTES - continued

            Telecommunication Services &
             Equipment - continued
 $2,500,000 Williams Communications Group, Inc.,
             Sr. Notes,
             10.875%, 10/1/2009.................................   $  2,481,250
                                                                   ------------
                                                                     36,139,987
                                                                   ------------
            Textile & Apparel - 1.0%
    200,000 Consoltex Group,
             Sr. Sub. Notes, Ser. B,
             11.00%, 10/1/2003..................................        183,000
  2,000,000 Supreme Intl. Corp.,
             Sr. Sub. Notes, 12.25%, 4/1/2006...................      1,910,000
                                                                   ------------
                                                                      2,093,000
                                                                   ------------
            Total Corporate Bonds and Notes
             (cost $195,862,249)................................    183,673,228
                                                                   ------------

   Shares                                                             Value

 PREFERRED STOCKS - 0.5%
            Telecommunication Services &
             Equipment - 0.5%
     11,806 Rural Cellular Corp., Sr. Exchangable
             Preferred (cost $897,988)..........................      1,124,503
                                                                   ------------
 WARRANTS - 1.0%
            Building, Construction &
             Furnishings - 0.2%
      2,000 * Splitrock Services, Inc., Expires
             7/15/2008 (a)......................................        478,000
                                                                   ------------
            Communication Systems &
             Services - 0.1%
      1,500 * Metricom, Inc., Expires 2/15/10...................        120,188
      2,000 * Startec Global Communications,
             Expires 5/15/2008 (a)..............................         37,000
                                                                   ------------
                                                                        157,188
                                                                   ------------
            Finance & Insurance - 0.1%
      2,000 * Asat Fin., LLC, Expires 11/1/2006.................        270,000
                                                                   ------------
            Holding Companies - 0.5%
      1,000 * Intersil Corp., Expires 8/15/2009 (a).............        925,500
                                                                   ------------
            Telecommunication Services &
             Equipment - 0.1%
      2,000 * American Mobile Satellite Corp.,
             Expires 4/1/2008 (a)...............................        230,250
                                                                   ------------
            Total Warrants
             (cost $592,871)....................................      2,060,938
                                                                   ------------

 Principal
   Amount                                                            Value
 REPURCHASE AGREEMENT - 7.7%
 15,898,871 State Street Bank & Trust Co. dated
             3/31/2000, 6.05%, maturing
             4/03/2000, maturity value
             $15,906,887 (c) (cost $15,898,871)................     15,898,871
                                                                  ------------
            Total Investments -
             (cost $213,251,979)......................    98.2%    202,757,540
            Other Assets and
             Liabilities - net........................     1.8       3,727,395
                                                         -----    ------------
            Net Assets................................   100.0%   $206,484,935
                                                         =====    ============

(a) Securities that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trust-ees.
(b) Effective yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) The repurchase agreement is fully collateralized by $15,850,000 FNMA 5.65%, 4/28/00; value including accrued interest - $16,220,589.
*   Non-income producing security

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Equity and Fixed Income Funds
                      Statements of Assets and Liabilities
                           March 31, 2000 (Unaudited)

                                                        Capital
                                                        Balanced   High Income
                                                          Fund         Fund
--------------------------------------------------------------------------------
Assets
 Identified cost of securities......................  $509,445,563 $213,251,979
 Net unrealized gains or losses on securities.......    20,451,335  (10,494,439)
--------------------------------------------------------------------------------
 Market value of securities.........................   529,896,898  202,757,540
 Cash...............................................        30,188            0
 Receivable for securities sold.....................    10,257,283            0
 Receivable for Fund shares sold....................       126,104    1,039,961
 Dividends and interest receivable..................     2,701,019    5,444,476
 Deferred organization expenses.....................             0       11,288
 Prepaid expenses and other assets..................        50,519      392,120
--------------------------------------------------------------------------------
  Total assets......................................   543,062,011  209,645,385
--------------------------------------------------------------------------------
Liabilities
 Distributions payable..............................         1,419      889,798
 Payable for securities purchased...................     8,478,116            0
 Payable for Fund shares redeemed...................     2,084,771    2,247,094
 Payable for securities on loan.....................    61,711,916            0
 Payable for daily variation margin on open futures
  contracts.........................................        18,703            0
 Advisory fee payable...............................        28,888       11,805
 Distribution Plan expenses payable.................        26,687        9,774
 Due to other related parties.......................         5,778        1,686
 Accrued expenses and other liabilities.............       180,841          293
--------------------------------------------------------------------------------
  Total liabilities.................................    72,537,119    3,160,450
--------------------------------------------------------------------------------
Net assets..........................................  $470,524,892 $206,484,935
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital....................................  $446,242,433 $243,139,366
 Undistributed (overdistributed) net investment
  income or loss....................................        23,520   (2,417,074)
 Accumulated net realized gains or losses on
  securities and futures contracts..................     4,133,635  (23,742,918)
 Net unrealized gains or losses on securities and
  futures contracts.................................    20,125,304  (10,494,439)
--------------------------------------------------------------------------------
Total net assets....................................  $470,524,892 $206,484,935
--------------------------------------------------------------------------------
Net assets consists of
 Class A............................................  $181,847,358 $116,182,858
 Class B............................................     2,947,204      794,491
 Class C............................................   285,702,301   89,506,582
 Class Y............................................        28,029        1,004
--------------------------------------------------------------------------------
Total net assets....................................  $470,524,892 $206,484,935
--------------------------------------------------------------------------------
Shares outstanding
 Class A............................................    12,093,053   11,810,905
 Class B............................................       196,131       80,762
 Class C............................................    19,004,417    9,098,817
 Class Y............................................         1,871          102
--------------------------------------------------------------------------------
Net asset value per share
 Class A............................................  $      15.04 $       9.84
--------------------------------------------------------------------------------
 Class A - Offering price (based on sales charge of
  4.75%)............................................  $      15.79 $      10.33
--------------------------------------------------------------------------------
 Class B............................................  $      15.03 $       9.84
--------------------------------------------------------------------------------
 Class C............................................  $      15.03 $       9.84
--------------------------------------------------------------------------------
 Class Y............................................  $      14.98 $       9.84
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Equity and Fixed Income Funds
                            Statements of Operations
                  Six Months Ended March 31, 2000 (Unaudited)

                                                         Capital
                                                        Balanced    High Income
                                                          Fund         Fund
--------------------------------------------------------------------------------
Investment income
 Interest............................................  $ 5,873,802  $12,436,752
 Dividends...........................................    1,080,825            0
--------------------------------------------------------------------------------
Total investment income..............................    6,954,627   12,436,752
--------------------------------------------------------------------------------
Expenses
 Advisory fee........................................    1,321,435      825,212
 Distribution Plan expenses..........................    1,260,791      664,957
 Administrative services fees........................      264,287      117,887
 Transfer agent fee..................................      593,636       89,581
 Trustees' fees and expenses.........................        5,183        2,496
 Printing and postage expenses.......................      110,339       51,201
 Custodian fee.......................................       89,921       44,432
 Registration and filing fees........................      177,541       14,238
 Professional fees...................................       10,284       10,119
 Organization expenses...............................            0        1,749
 Other...............................................       30,619        1,989
--------------------------------------------------------------------------------
  Total expenses.....................................    3,864,036    1,823,861
  Less: Expense reductions...........................       (7,604)     (11,780)
--------------------------------------------------------------------------------
  Net expenses.......................................    3,856,432    1,812,081
--------------------------------------------------------------------------------
 Net investment income...............................    3,098,195   10,624,671
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on
 securities and futures contracts
 Net realized gains or losses on:
  Securities.........................................    5,857,416  (10,160,352)
  Futures contracts..................................      277,399            0
--------------------------------------------------------------------------------
 Net realized gains or losses on securities and
  futures contracts..................................    6,134,815  (10,160,352)
--------------------------------------------------------------------------------
 Net change in unrealized gains or losses on
  securities and futures contracts...................   11,176,392      722,398
--------------------------------------------------------------------------------
 Net realized and unrealized gains or losses on
  securities and futures contracts...................   17,311,207   (9,437,954)
--------------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations.........................................  $20,409,402  $ 1,186,717
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Equity and Fixed Income Funds
                      Statements of Changes in Net Assets
                  Six Months Ended March 31, 2000 (Unaudited)

                                                       Capital         High
                                                    Balanced Fund  Income Fund
--------------------------------------------------------------------------------
Operations
 Net investment income............................  $   3,098,195  $ 10,624,671
 Net realized gains or losses on securities and
  futures contracts...............................      6,134,815   (10,160,352)
 Net change in unrealized gains or losses on
  securities and futures contracts................     11,176,392       722,398
--------------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations.....................................     20,409,402     1,186,717
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income
  Class A.........................................     (1,645,319)   (6,469,403)
  Class B.........................................        (16,689)      (18,609)
  Class C.........................................     (1,432,319)   (4,543,379)
  Class Y.........................................           (386)         (318)
 Net realized gains
  Class A.........................................     (3,193,726)            0
  Class B.........................................        (30,739)            0
  Class C.........................................     (5,162,823)            0
  Class Y.........................................           (633)            0
--------------------------------------------------------------------------------
  Total distributions to shareholders.............    (11,482,634)  (11,031,709)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold........................     33,999,241    42,561,680
 Net asset value of shares issued in reinvestment
  of distributions................................     11,026,657     6,538,495
 Payment for shares redeemed......................   (122,125,080)  (86,513,994)
 Net asset value of shares issued in acquisition..    181,168,894             0
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting
   from capital share transactions................    104,069,712   (37,413,819)
--------------------------------------------------------------------------------
   Total increase (decrease) in net assets........    112,996,480   (47,258,811)
Net assets
 Beginning of period..............................    357,528,412   253,743,746
--------------------------------------------------------------------------------
 End of period....................................  $ 470,524,892  $206,484,935
--------------------------------------------------------------------------------
Undistributed (overdistributed) net investment
 income...........................................  $      23,520  $ (2,417,074)
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Equity and Fixed Income Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1999

                                                       Capital
                                                       Balanced        High
                                                         Fund      Income Fund
--------------------------------------------------------------------------------
Operations
 Net investment income.............................  $  3,860,451  $ 20,622,448
 Net realized gains or losses on securities and
  futures contracts................................     7,191,289   (13,493,851)
 Net change in unrealized gains or losses on
  securities and futures contracts.................     5,962,995    (1,893,351)
--------------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations.......................................    17,014,735     5,235,246
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income
  Class A..........................................    (1,667,411)  (13,172,505)
  Class C (a)......................................    (2,118,036)   (9,182,508)
  Class Y..........................................          (912)            0
 Net realized gains
  Class A..........................................      (206,847)            0
  Class C (a)......................................      (736,381)            0
  Class Y..........................................          (655)            0
--------------------------------------------------------------------------------
  Total distributions to shareholders..............    (4,730,242)  (22,355,013)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.........................   190,802,847   188,593,421
 Net asset value of shares issued in reinvestment
  of distributions.................................     3,532,642    10,030,172
 Payment for shares redeemed.......................   (84,513,846)  (41,516,220)
 Net asset value of shares issued in acquisition...   222,601,303             0
--------------------------------------------------------------------------------
  Net increase in net assets resulting from capital
   share transactions..............................   332,422,946   157,107,373
--------------------------------------------------------------------------------
   Total increase in net assets....................   344,707,439   139,987,606
Net assets
 Beginning of period...............................    12,820,973   113,756,140
--------------------------------------------------------------------------------
 End of period.....................................  $357,528,412  $253,743,746
--------------------------------------------------------------------------------
Undistributed (overdistributed) net investment
 income (loss).....................................  $     20,038  $ (2,010,036)
--------------------------------------------------------------------------------

(a) Effective October 18, 1999, shareholders of Evergreen Capital Balanced Fund and Evergreen High Income Fund Class B shares became owners of that number of full and fractional shares of Class C shares of Evergreen Capital Bal-anced Fund and Evergreen High Income Fund, respectively.

                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Equity and Fixed Income Funds consist of Evergreen Capital Bal-anced Fund ("Capital Balanced Fund") (formerly Mentor Balanced Portfolio) and Evergreen High Income Fund ("High Income Fund") (formerly Mentor High Income Portfolio), (collectively, the "Funds"). Each Fund is a diversified series of a Delaware business trust, an open-end management investment company organized on September 18, 1997 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Capital Balanced Fund is a diversified series of Ev-ergreen Equity Trust and High Income Fund is a diversified series of Evergreen Fixed Income Trust. Prior to October 18, 1999, the Funds were a diversified se-ries of a Massachusetts business trust.

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 follow the conversion rights at the time the shares were purchased. Class C shares are sold subject to a 2.00% con-tingent deferred sales charge payable on shares redeemed within one year after the month of purchase and a 1.00% contingent deferred sales charge if such shares are redeemed within two years after the month of purchase. Class C shares purchased prior to February 1, 2000 follow the contingent deferred sales charge schedule at the time the shares were initially purchased. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advi-sory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

Prior to October 18, 1999, Capital Balanced Fund offered Class A shares with a maximum front end sales charge of 5.75%. Effective October 18, 1999, the former Mentor Balanced Portfolio and former Mentor High Income Portfolio Class B shares became Class C shares of the respective Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where the security is primarily traded. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price.

Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders.

Securities for which valuations are not available may be valued by brokers which use prices provided by market makers or estimates of market value ob-tained from yield data relating to investments or securities with similar char-acteristics. Otherwise, securities for which valuations are not readily avail-able (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

Mutual fund shares held in a Fund are valued at the net asset value of each mu-tual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Funds may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agree-ment, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Each Fund may invest in securities principally traded in foreign markets. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of ex-change; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the differ-ence between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

E. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

F. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transac-tions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

G. When-issued and Delayed Delivery Transactions
The Funds record when-issued or delayed delivery transactions on the trade date and will segregate with the custodian qualifying assets having a value suffi-cient to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

H. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other qualified financial organizations. The Funds' investment adviser will monitor the creditworthiness of such borrow-ers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the bor-rower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such se-curities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in con-nection with such loans.

I. Mortgage Dollar Roll Transactions
Each Fund may engage in mortgage dollar roll transactions with respect to mort-gage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial insti-tution, such as a bank or broker/dealer and simultaneously agrees to repurchase a substantially similar (i.e. same type, coupon and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed secu-rities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the roll period the Fund foregoes principal and interest paid on the securities. The Fund receives compensation from the inter-est earned on the cash proceeds of the initial sale and in the form of a fee which is recorded as deferred income and amortized to income over the roll pe-riod, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and cash settlement made at each renewal without physical delivery of the secu-rities subject to the contract.

J. Interest-Rate Swap
An interest-rate swap is a contract between two parties on a specified princi-pal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market the value of the swap. When the swap is terminated, the Fund will record a realized gain or loss.

K. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

L. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

M. Distributions
Distributions from net investment income for Capital Balanced Fund are declared and paid quarterly to all shareholders invested in the Fund. Distributions from net investment income for High Income Fund are declared daily and paid monthly to all shareholders invested in the Fund. Distributions from net realized capi-tal gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles.

N. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

O. Organization Expenses
Organization expenses for High Income Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortiza-tion period, redemption proceeds will be reduced by any unamortized organiza-tion expenses in the same proportion as the number of initial shares being re-deemed bears to the number of initial shares outstanding at the time of the re-demption.

3. INVESTMENT ADVISORY AGREEMENT(S) AND OTHER AFFILIATED TRANSACTIONS

Mentor Investment Advisors, LLC ("Mentor Advisors"), a subsidiary of First Union, is the investment advisor to each Fund and is paid a management fee that is computed and paid daily. The management fee for Capital Balanced Fund is calculated at an annual rate of 0.75% of the Fund's average daily net assets. The management fee for High Income Fund is calculated at an annual rate of 0.70% of the Fund's average daily net assets.

Evergreen Investment Services ("EIS"), an indirect, wholly-owned subsidiary of First Union National Bank ("FUNB"), is the administrator to the Funds. As ad-ministrator, EIS provides the Funds with facilities, equipment and personnel. EIS is entitled to a fee at an annual rate of 0.15% and 0.10% of the average daily net assets of Capital Balanced Fund and High Income Fund, respectively.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of the BISYS Group, Inc. ("BISYS"), serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, Class A incurs distributions fees equal to 0.25% of the average daily net asset of the class, all of which is used to pay for shareholder serv-ice fees. Class B and Class C incur distribution fees equal to 1.00% of the av-erage daily net assets of each class. Of this amount, 0.25% of the distribution fees incurred is used to pay for shareholder service fees and 0.75% is used to pay for distribution-related costs. Distribution Plan expenses are calculated and paid daily.

During the six months ended March 31, 2000, amounts paid or accrued to EDI pur-suant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                               Class A  Class B Class C
                                               -------------------------
         Capital Balanced Fund................ $150,495 $8,944  $977,370
         High Income Fund.....................  147,737  2,159   394,775

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Prior to October 18, 1999, Mentor Distributors, LLC ("Mentor Distributors") served as principal underwriter to the Funds. Mentor Distributors is a wholly owned subsidiary of BISYS Fund Services, Inc. The former Mentor Funds had adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for its Class B shares. To compensate Mentor Distributors for the services it provided and for the expenses it incurred, Class B shares of the former Mentor Capital Balanced Portfolio and former Mentor High Income Portfolio paid a distribution fee of 0.75% and 0.50%, respectively, which was accrued daily and paid monthly.

Prior to October 18, 1999, the former Mentor Funds had also adopted a Share-holder Servicing Plan (the "Service Plan") with Mentor Distributors with re-spect to its Class A and Class B shares. Under the Service Plan, financial in-stitutions entered into shareholder service agreements with the Fund to provide administrative support services to their customers who from time to time might have been owners of record or beneficial owners of Class A or Class B shares of one or more Mentor Funds. In return for providing these support services, a fi-nancial institution might have received payments from one or more Mentor Funds at an annual rate of 0.25% of the average daily net assets of the Class A or Class B shares of the Mentor Fund beneficially owned by the financial institu-tion's customers for whom it was a holder of record or with whom it had a ser-vicing relationship.

For the six months ended March 31, 2000, amounts paid or accrued to Mentor Dis-tributors pursuant to each former Mentor Fund's Class A and Class B Distribu-tion and Service Plans were $16,502 and $107,480, respectively, for Capital Balanced Portfolio and $19,377 and $100,909, respectively, for High Income Portfolio.

5. ACQUISITIONS

Effective on the close of business on March 10, 2000, Capital Balanced Fund ac-quired substantially all the assets and assumed certain liabilities of Ever-green Capital Income and Growth Fund, in an exchange for Class A, Class C and Class Y shares of Capital Balanced Fund.

Effective on the close of business on November 16, 1998, the Capital Balanced Fund acquired substantially all the assets and assumed certain liabilities of Mentor Strategy Portfolio in exchange for Class A and Class B shares of Capital Balanced Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund im-mediately after the acquisition were as follows:

                                                 Value of Net Number of    Unrealized
                                                    Assets      Shares   Appreciation/     Net Assets
   Acquiring Fund            Acquired Fund         Acquired     Issued   (Depreciation) After Acquisition
---------------------------------------------------------------------------------------------------------
Capital Balanced Fund  Evergreen                 $181,168,894 12,904,381  $11,611,734     $458,004,263
                       Capital Income
                       and Growth Fund
Capital Balanced Fund  Mentor Strategy Portfolio  222,601,303 15,799,409   14,394,626      255,551,169

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

Capital Balanced Fund

                              Six Months Ended             Year Ended
                               March 31, 2000          September 30, 1999
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold...............    409,897  $  6,141,562   9,086,010  $143,511,236
Shares issued in
 reinvestment of
 distributions............    306,704     4,614,393      89,104     1,341,038
Shares redeemed........... (3,361,178)  (49,876,508) (1,949,361)  (30,839,772)
Shares issued in
 acquisition of Evergreen
 Capital Income and Growth
 Fund.....................  5,585,907    78,496,578           0             0
Shares issued in
 acquisition of Mentor
 Strategy Portfolio.......          0             0   1,667,724    24,198,670
------------------------------------------------------------------------------
Net increase..............  2,941,330    39,376,025   8,893,477   138,211,172
------------------------------------------------------------------------------
Class B (a) (b)
Shares sold...............    324,558     4,877,113
Shares issued in
 reinvestment of
 distributions............      3,171        47,298
Shares redeemed...........   (131,598)   (1,991,031)
Shares issued in
 acquisition of Mentor
 Strategy Portfolio.......          0             0
------------------------------------------------------------------------------
Net increase..............    196,131     2,933,380
------------------------------------------------------------------------------
Class C (a)
Shares sold...............  1,617,268    22,980,466   3,086,070    47,290,308
Shares issued in
 reinvestment of
 distributions............    422,891     6,363,716     146,658     2,190,038
Shares redeemed........... (4,823,443)  (70,257,541) (3,307,503)  (49,837,695)
Shares issued in
 acquisition of Evergreen
 Capital Income and Growth
 Fund.....................  7,318,397   102,671,239  14,131,685   198,402,633
------------------------------------------------------------------------------
Net increase..............  4,535,113    61,757,880  14,056,910   198,045,284
------------------------------------------------------------------------------
Class Y
Shares sold...............          8           100          89         1,303
Shares issued in
 reinvestment of
 distributions............         83         1,250         106         1,566
Shares redeemed...........          0             0    (264,603)   (3,836,379)
Shares issued in
 acquisition of Evergreen
 Capital Income and Growth
 Fund.....................         77         1,077           0             0
------------------------------------------------------------------------------
Net increase (decrease)...        168         2,427    (264,408)   (3,833,510)
------------------------------------------------------------------------------
Net increase..............             $104,069,712              $332,422,946
------------------------------------------------------------------------------

(a) Effective October 18, 1999, shareholders of Evergreen Capital Balanced Fund Class B shares became owners of that number of full and fractional shares of Class C shares of Evergreen Capital Balanced Fund.
(b) For the period from October 18, 1999 (commencement of class operations) through March 31, 2000.

High Income Fund

                              Six Months Ended             Year Ended
                               March 31, 2000          September 30, 1999
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class A
Shares sold...............  1,409,549  $ 15,192,783  11,606,611  $127,776,306
Shares issued in
 reinvestment of
 distributions............    382,952     3,896,011     523,286     5,731,421
Shares redeemed........... (4,181,953)  (43,531,755) (2,587,728)  (28,057,661)
------------------------------------------------------------------------------
Net increase (decrease)... (2,389,452)  (24,442,961)  9,542,169   105,450,066
------------------------------------------------------------------------------
Class B (a) (b)
Shares sold...............     81,533       832,096
Shares issued in
 reinvestment of
 distributions............      1,031        10,395
Shares redeemed...........     (1,802)      (18,376)
------------------------------------------------------------------------------
Net increase..............     80,762       824,115
------------------------------------------------------------------------------
Class C (a)
Shares sold...............  2,616,403    26,511,203   5,534,821    60,817,115
Shares issued in
 reinvestment of
 distributions............    258,749     2,631,871     393,141     4,298,751
Shares redeemed........... (4,225,296)  (42,939,309) (1,241,203)  (13,458,559)
------------------------------------------------------------------------------
Net increase (decrease)... (1,350,144)  (13,796,235)  4,686,759    51,657,307
------------------------------------------------------------------------------
Class Y (b)
Shares sold...............      2,521        25,598
Shares issued in
 reinvestment of
 distributions............         22           218
Shares redeemed...........     (2,441)      (24,554)
------------------------------------------------------------------------------
Net increase..............        102         1,262
------------------------------------------------------------------------------
Net increase (decrease)...             $(37,413,819)             $157,107,373
------------------------------------------------------------------------------

(a) Effective October 18, 1999, shareholders of Evergreen High Income Fund Class B shares became owners of that number of full and fractional shares of Class C shares of Evergreen High Income Fund, respectively.
(b) For the period from October 18, 1999 (commencement of class operations) through March 31, 2000.


7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the six months ended March 31, 2000:

                              Cost of Purchases       Proceeds from Sales
                           -------------------------------------------------
                              U.S.       Non-U.S.      U.S.       Non-U.S.
                           Government   Government  Government   Government
                           -------------------------------------------------
         Capital Balanced
          Fund...........  $47,850,030 $383,227,519 $24,966,761 $267,626,386
         High Income
          Fund...........            0  113,725,133           0  143,188,757

At March 31, 2000, the Capital Balanced Fund had open futures contracts out-standing as follows:

                                         Initial
                                        Contract      Value at    Unrealized
         Expiration      Contracts       Amount    March 31, 2000    Loss
         -------------------------------------------------------------------
         June 2000    399 2 Yr. T-Note $78,663,500  $78,989,531   ($326,031)

During the six months ended March 31, 2000, Capital Balanced Fund earned $10,799 of income on mortgage dollar roll transactions. At March 31, 2000, the Capital Balanced Fund had no mortgage dollar roll agreements outstanding.

The Capital Balanced Fund loaned securities during the six months ended March 31, 2000 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At March 31, 2000, the value of securi-ties on loan and the value of collateral (including accrued interest) amounted to $60,238,980 and $61,711,916, respectively. During the six months ended March 31, 2000, the Capital Balanced Fund earned $17,089 in income from securities lending.

As of September 30, 1999, the High Income Fund had capital loss carryovers for federal income tax purposes of $1,128,619, all of which expires on September 30, 2007.

Capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The High Income Fund incurred and elected to defer post October losses of $12,453,072.

8. EXPENSE REDUCTIONS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of expense reductions re-ceived by each Fund and the impact of the expense reductions on each Fund's annualized expense ratio represented as a percentage of its average net assets were as follows:

                                                                  % of
                                                     Expense    Average
                                                    Reductions Net Assets
                                                    ---------------------
         Capital Balanced Fund.....................  $ 7,604      0.00%
         High Income Fund..........................   11,780      0.01%

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

On August 6, 1999, the Funds became party to a credit agreement between certain Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. Under this agreement, effective for certain Evergreen Funds on July 27, 1999, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the financing agreement, among the Lenders. The credit facility is ac-cessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or for general working capital purposes as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused portion of the revolving credit commitment. The com-mitment fee is allocated to all participating funds. For its assistance in ar-ranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street Bank and Trust Company serves as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the funds.

The Funds did not borrow under this agreement during the six months ended March 31, 2000.

11. REORGANIZATIONS

At a regular meeting of the Board of Trustees on March 23, 2000, the Trustees of Evergreen Capital Balanced Fund approved a Plan of Reorganization ("the Plan"). Under the Plan, Evergreen Foundation Fund, a series of Evergreen Equity Trust, will acquire all the assets and assume the identified liabilities of Capital Balanced Fund. A special meeting of shareholders of Capital Balanced Fund will be held on July 14, 2000 to consider and vote on the Plan. On or about May 26, 2000, materials for this meeting will be mailed to shareholders of record on April 28, 2000.

At a regular meeting of the Board of Trustees on March 23, 2000, the Trustees of Evergreen High Income Fund approved a Plan of Reorganization ("the Plan"). Under the Plan, Evergreen High Yield Bond Fund, a series of Evergreen Fixed In-come Trust, will acquire all the assets and assume the indentified liabilities of High Income Fund. A special meeting of shareholders of High Income Fund will be held on July 14, 2000 to consider and vote on the Plan. On or about May 26, 2000, materials for this meeting will be mailed to shareholders of record on April 28, 2000.

                                Evergreen Funds

Money Market

Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged

Short Intermediate Municipal Bond Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund
Tax-Free High Income Fund

Income

Short-Duration Income Fund
Intermediate Term Bond Fund
U.S. Government Fund
Quality Income Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced

Tax Strategic Foundation Fund
Foundation Fund
Balanced Fund

Growth & Income

Utility Fund
Income and Growth Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund
Select Equity Index Fund

Domestic Growth

Tax Strategic Equity Fund
Capital Growth Fund
Stock Selector Fund
Evergreen Fund
Strategic Growth Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Growth Fund
Aggressive Growth Fund
Select Special Equity Fund

Global International

Global Leaders Fund
Perpetual Global Fund
International Growth Fund
Perpetual International Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com

38283                                                       554579 5/2000


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